                            WEITZ SERIES FUND, INC.









                       GOVERNMENT MONEY MARKET PORTFOLIO

                                 ANNUAL REPORT

                                 MARCH 31, 1996
                            AMENDED NOVEMBER 8, 1996


                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                             OMAHA, NE  68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO
                        MARCH 31, 1996 -- ANNUAL REPORT




                                                                  April 5, 1996



Dear Shareholder:

    The Federal Reserve continued to ease monetary policy in the first quarter of 1996 by lowering the federal funds rate (the rate charged for overnight loans between banks) by 1/4 percent. As a result, short-term interest rates declined slightly in the quarter. Our 7-day and 30-day yields slipped to 4.5% (after expenses).

    Our strategy is to invest in liquid short-term Government securities that have a weighted average maturity of less than 90 days. Rates on these instruments will continue to be affected by near-term monetary policy. Thus, we expect that the fund's yield will closely track Treasury bill rates.

ANNUAL MEETING

    On Wednesday, May 29, 1996, we will have our annual meeting for shareholders at the Omaha Marriott. The meeting room will open at 4:00 p.m. for snacks and drinks, and the business meeting will start at 4:30. This is a great opportunity to ask questions about your investment and to meet the members of our staff that you have been talking to on the phone. If you plan to join us for the meeting, please let Mary Bickels know so we can plan for the right number of people.

Best regards,


/s/ Wallace R. Weitz                        /s/ Thomas Carney
Wallace R. Weitz                            Thomas Carney
President, Portfolio Manager                Portfolio Manager


--------------------------------------------------------------------------------
    Yields quoted are historical and will fluctuate in the future. An investment in the Government Money Market Portfolio is neither insured, nor guaranteed by the U.S. Government and there can be no assurance that it will maintain a steady net asset value of $1.00.
--------------------------------------------------------------------------------

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                MARCH 31, 1996



                                                                              AMORTIZED
                                                                             COST, WHICH
   FACE                                                                      APPROXIMATES
  AMOUNT                     DESCRIPTION                                     MARKET VALUE
  ------                     -----------                                     ------------
                   U.S. GOVERNMENT SECURITIES - 99.9%
$ 2,750,000          U.S. Treasury Bill 5.025% 4/04/96**                      $2,748,878
  1,395,000          U.S. Treasury Bill 5.142% 5/16/96**                       1,386,314
                                                                              ----------
                         Total U.S. Government Securities                      4,135,192
                                                                              ----------

                   SHORT-TERM SECURITIES - 0.5%
     21,932          Norwest Treasury Money Market Fund, 4.6%                     21,932

                         Total Investments in Securities                       4,157,124*

                   Other Liabilities in Excess of Other Assets - (0.4%)          (15,522)

                         Total Net Assets - 100.0%                            $4,141,602
                                                                              ----------
                                                                              ----------


*Also approximates cost for federal income tax purposes
**Interest rates presented for treasury bills are based upon yield to maturity rate(s) at date(s) of purchase


               See accompanying notes to financial statements.

                           WEITZ SERIES FUND, INC.
                      GOVERNMENT MONEY MARKET PORTFOLIO

                     STATEMENT OF ASSETS AND LIABILITIES
                                MARCH 31, 1996



Assets:
  Investments in securities at amortized cost,
    which approximates market value                             $4,157,124
  Interest receivable                                                  288
                                                                ----------

    Total assets                                                 4,157,412
                                                                ----------
Liabilities (note 3)                                                15,810
                                                                ----------

Net assets applicable to outstanding capital stock              $4,141,602
                                                                ----------
                                                                ----------

Net assets represented by:
  Capital stock outstanding, at par (notes 3 & 4)                    4,142
  Additional paid-in capital                                     4,137,460
                                                                ----------

    Total representing net assets applicable
     to shares outstanding                                      $4,141,602
                                                                ----------
                                                                ----------

Net asset value per share of outstanding capital stock             $ 1.000
                                                                     -----
                                                                     -----


               See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1996


Investment income:
  Interest                                                           $ 197,243
                                                                     ---------
    Total investment income                                            197,243
                                                                     ---------

Expenses (note 3):
  Investment advisory fee                                               17,638
  Administrative fee                                                     8,819
  Registration expenses                                                  6,379
  Audit fees                                                             3,138
  Bank custodial fees                                                    2,278
  Other expenses                                                         2,024
  Less advisory fee, administrative fee and other expenses
    waived by investment adviser                                       (22,638)
                                                                     ---------
    Total expenses                                                      17,638
                                                                     ---------
    Net investment income and net increase
      in net assets resulting from operations                        $ 179,605
                                                                     ---------
                                                                     ---------


                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED MARCH 31,
                                                               ----------------------------
                                                                   1996             1995
                                                               -----------      -----------

Net increase in net assets resulting from operations           $   179,605      $    86,625

Distributions to shareholders from:
  Net investment income                                            179,605           86,625


Capital share transactions (note 4):
  Proceeds from sales                                           11,203,040        5,536,327
  Payments for redemptions                                      (9,905,860)      (4,863,478)
  Reinvestment of net investment income at net asset value         175,488           77,958
                                                               -----------      -----------
    Total increase from capital share transactions               1,472,668          750,807
                                                               -----------      -----------

    Total increase in net assets                                 1,472,668          750,807
                                                               -----------      -----------

Net assets:
  Beginning of period                                            2,668,934        1,918,127
                                                               -----------       ----------

  End of period                                                $ 4,141,602       $2,668,934
                                                               -----------      -----------
                                                               -----------      -----------


                See accompanying notes to financial statements.

                               WEITZ SERIES FUND, INC.
                          GOVERNMENT MONEY MARKET PORTFOLIO

                                 FINANCIAL HIGHLIGHTS


    The following financial information provides selected data for a share of the Government Money Market Portfolio outstanding throughout the periods indicated.






                                                                Year ended March 31,                         Period August 1, 1991
                                                --------------------------------------------------------        (inception) to
                                                    1996#            1995#          1994#          1993#          March 31, 1992#
                                                ---------        ---------      ---------      ---------     ---------------------
Net asset value, Beginning of period            $   1.000        $   1.000      $   1.000      $   1.000            $   1.000

Income from investment operations:
  Net investment income                             0.051            0.042          0.028          0.031                0.031
                                                    -----            -----          -----          -----                -----
Less distributions:
  Dividends (from net investment income)           (0.051)          (0.042)        (0.028)        (0.031)              (0.031)
                                                    -----            -----          -----          -----                -----

Net asset value, End of period                     $1.000           $1.000         $1.000         $1.000               $1.000
                                                    -----            -----          -----          -----                -----
                                                    -----            -----          -----          -----                -----

Total return                                         5.2%             4.2%           2.9%           3.2%                 4.7%*

Ratios/supplemental data:
  Net assets, End of period                    $4,141,602       $2,668,933     $1,918,127       $555,050             $277,582

  Ratio of expenses to average net assets           0.50%**          0.50%          0.25%          0.26%                0.27%*
  Ratio of net investment income to
       average net assets                           4.95%            4.18%          2.81%          3.05%                4.65%*
  Portfolio turnover rate                            N/A              N/A            N/A            N/A                  N/A


*Annualized for periods of less than twelve months.
**Absent voluntary waivers, the expense ratio would have been 1.14%.
#The per share amounts and total return figures have been restated to reflect the correction of a computational error in the original 1996 annual report to shareholders.

                See accompanying notes to financial statements.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                         FEDERAL INCOME TAX INFORMATION



Information for federal income tax purposes is presented as an aid to shareholders in reporting dividend distributions for the year ended March 31, 1996, as shown below.


                                                       PER SHARE,
                                                       YEAR ENDED
                                                     MARCH 31, 1996
                                                     --------------

    Net investment income distributions
      (none qualifying for corporate dividends
       received deduction)....................         $   0.051
                                                       ---------
                                                       ---------


For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax. Net investment income distributions exempt from federal income tax should not be included in shareholder's gross income, but are reported on the federal income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes.

                            WEITZ SERIES FUND, INC.
                       GOVERNMENT MONEY MARKET PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1996


(1)  ORGANIZATION

   Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1996, the Fund had four series in operation: the Government Money Market Portfolio, the Fixed Income Portfolio, the Value Portfolio and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Government Money Market Portfolio (the "Portfolio").

   The Portfolio's investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Portfolio intends to invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2)  SIGNIFICANT ACCOUNTING POLICIES

   (a)  VALUATION OF INVESTMENTS

     Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share. The Portfolio maintains a constant net asset value of $1 per share.

   (b)  FEDERAL INCOME TAXES

     Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

   (c)  SECURITY TRANSACTIONS

     Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the issue sold.

     In computing net investment income, the Portfolio amortizes premiums and discounts and accrues interest income daily.

     Dividends to shareholders are declared daily and paid monthly in shares or cash.

(3)  RELATED PARTY TRANSACTIONS

   The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

   Under the terms of the management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value. For the year ended March 31, 1996, the Adviser received a management fee equal to 1/4% per annum of the Portfolio's average daily net asset value and waived 1/4% per annum. At March 31, 1996, the Portfolio had accrued advisory fees of $824, which were classified as accrued expenses.

   Under the terms of the administrative services agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1996, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .25% was waived.

   Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

   As of March 31, 1996, directors, officers and employees of the Fund, the Adviser and Weitz Securities, Inc. and their immediate family members held 105,514 shares of capital stock of the Portfolio representing 2.5% of the Portfolio.

(4)  CAPITAL STOCK

   The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Government Money Market Portfolio shares, of which 4,141,602 shares were outstanding at March 31, 1996. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the assets of any other portfolio.

   Transactions in the capital stock of the Portfolio are summarized as follows:

                                               Year ended          Year ended
                                             March 31, 1996      March 31, 1995
                                             --------------      --------------
     Transactions in shares:
          Shares issued                        11,203,040            5,536,327
          Shares redeemed                      (9,905,860)          (4,863,478)
          Distributions reinvested                175,488               77,958
                                               ----------           ----------

               Net increase                     1,472,668              750,807
                                               ----------           ----------
                                               ----------           ----------

(5)  DIRECTORS' FEES AND EXPENSES

   The Fund pays directors (other than directors who are also officers of the Adviser) a fee of $400 per board meeting attended and $100 per audit committee meeting attended, which is allocated to the various portfolios. During the year ended March 31, 1996, the Government Money Market Portfolio paid directors' fees of $146.

[LOGO]

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders
Weitz Series Fund, Inc. - Government Money Market Portfolio:


We have audited the accompanying statement of assets and liabilities of Weitz Series Fund, Inc. - Government Money Market Portfolio, including the schedule of investments in securities, as of March 31, 1996, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from August 1, 1991 (inception) to March 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series Fund, Inc. - Government Money Market Portfolio as of March 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from August 1, 1991 (inception) to March 31, 1992 in conformity with generally accepted accounting principles.

                                                 KPMG PEAT MARWICK LLP



April 17, 1996
Omaha, Nebraska


[LOGO]

                            WEITZ SERIES FUND, INC.


BOARD OF DIRECTORS
     Carroll E. Fredrickson
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Wallace R. Weitz

OFFICERS
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

INVESTMENT ADVISER
     Wallace R. Weitz & Company

DISTRIBUTOR
     Weitz Securities, Inc.

CUSTODIAN
     Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
     Wallace R. Weitz & Company


This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.-Government Money Market Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which describes the Fund's objectives, policies, and other information.